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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 20, 2001
                                                             (January 4, 2002)



                              VERADO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)




               DELAWARE                  0-24953              33-0521976
     (State or other jurisdiction      (Commission         (I.R.S. Employer
           of incorporation)           File Number)       Identification No.)



   8390 E. CRESCENT PARKWAY, SUITE 300,
       GREENWOOD VILLAGE, COLORADO                              80111
 (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (303) 874-8010


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ITEM 5.  OTHER EVENTS

         Verado Holdings, Inc., a Delaware corporation (the "Company"), issued a press release on December 20, 2001 announcing that J. Thomas McGrath is no longer the President and Chief Executive Officer of the Company. That press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date: January 4, 2002        VERADO HOLDINGS, INC.


                                      By: /S/ STEVEN D. BUTLER
                                          Steven D. Butler
                                          President, Chief Operating Officer and
                                          Chief Financial Officer


                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

99.1              Press Release, dated December 20, 2001.


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